THE MANAGERS FUNDS

MANAGERS SPECIAL EQUITY FUND

Supplement dated November 15, 2010

to the Statement of Additional Information dated April 1, 2010, as supplemented April 30, 2010, June 29, 2010 and

October 19, 2010

The following information supplements and supersedes any information to the contrary relating to Managers Special Equity Fund (the “Fund”), a series of The Managers Funds (the “Trust”), contained in the Fund’s Statement of Additional Information dated and supplemented as noted above (the “SAI”).

Effective immediately, David A. Troiano no longer serves as portfolio manager for the portion of the Fund managed by Federated MDTA LLC (“MDT”). Daniel J. Mahr continues to be the lead portfolio manager primarily responsible for the day-to-day management of the portion of the Fund managed by MDT. Mr. Mahr continues to be assisted by Frederick L. Konopka and Brian M. Greenberg, each of whom also serves as a portfolio manager of the Fund. Accordingly, all references in the SAI to Mr. Troiano are hereby deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Mahr, Konopka and Greenberg.

In addition, under the heading “Subadvisors and Portfolio Managers of the Equity and Bond Funds – Managers Special Equity Fund – Federated MDTA (“MDT”) – Other Accounts Managed by the Portfolio Manager(s),” the table pertaining to Mr. Troiano on page 47 of the SAI, as supplemented, is hereby deleted.

Furthermore, under “Portfolio Managers’ Ownership of Fund Shares” the information regarding Mr. Troiano on page 48 of the SAI, as supplemented, is hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE